January 2013
January 2013
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include our expectations regarding the potential market for Intermezzo® and the potential market size for a middle of the night sleep aid; our expectations regarding an ideal therapeutic; Purdue plans to invest approximately $100 million to support sales and marketing over the first 12 months of commercialization of Intermezzo in the U.S., including the size, timing and nature of such sales and marketing plans; the success of the commercial launch of Intermezzo by Purdue in the U.S., including continued growth in the number of Intermezzo prescriptions; our eligibility for and the receipt and size of royalty payments from Purdue pursuant to our Collaboration Agreement, and our expectations regarding future co-promote and royalty opportunities; intellectual property protection for Intermezzo being obtained and maintained; plans for the Phase 2 study of TO-2061, including the expected timing of receipt of final clinical trial results; and our strategy to build a specialty sales and marketing organization, in-license or acquire additional product candidates, and determine the future development path for TO-2061. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, achieving acceptance of Intermezzo by physicians, patients and third-party payors; the impact of competitive products and the market for Intermezzo generally; our dependence on Purdue’s commercialization efforts, including our reliance on Purdue to set the future pricing of Intermezzo and on our Collaboration Agreement with Purdue;
obtaining, maintaining and protecting marketing and other regulatory exclusivity and intellectual property protection for
Intermezzo and TO-2061, as well as protection from generic versions of our products; competitive product commercialization;
manufacturing and supply risks for Intermezzo; adverse results from our clinical trial of  TO-2061; adverse patent decisions at the USPTO or in court; our intent and ability to carry out plans to promote Intermezzo to psychiatrists in the United States through our co-promotion option; our intent and ability to successfully in-license or acquire additional product candidates; and
variability in the business of Transcept generally. These and other risks are described in greater detail in the "Risk Factors"
section of Transcept periodic reports filed with the Securities and Exchange Commission. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. Transcept does not assume any obligation to update any forward-looking statements, except as may be required by law.
Forward looking statements
Forward looking statements

Intermezzo®

(ZOLPIDEM TARTRATE) sublingual tablet CIV

1.75 mg | 3.5 mg

Transcept

PHARMACEUTICALS, INC.

Dec 31 2012: ~$85M cash & equivalents, net of
$10M Intermezzo DTC investment

Neuroscience / psychiatry
First and only Rx sleep aid approved for middle-of-
the-night dosing
U.S. primary care partnership: Purdue Pharma
$29M 6-month DTC campaign: TV launch Jan 2013
600+ Purdue sales reps presenting Intermezzo
TSPT option to co-promote to psychiatrists
Transcept corporate overview
Transcept corporate overview
Strong balance
sheet
Therapeutic focus

Intermezzo: the first and only prescription sleep aid
approved for middle-of-the-night dosing
Intermezzo: the first and only prescription sleep aid
approved for middle-of-the-night dosing
Indication statement as approved by FDA:
– Intermezzo is indicated for use as needed for the
treatment of insomnia when a middle-of-the-night
awakening is followed by difficulty returning to sleep.
– Intermezzo is not indicated for the treatment of middle-
of-the-night insomnia when the patient has fewer than 4
hours of bedtime remaining before the planned time of
waking.

Intermezzo®
(zolpidem tartrate) sublingual tablet
1.75 mg
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Intermezzo®
(zolpidem tartrate) sublingual tablet
3.5 mg
30 Unit-Dose Pouches,
Each Pouch Contains One Sublingual Tablet
Rx only
FOR SUBLINGUAL ADMINISTRATION ONLY
DO NOT SWALLOW THE TABLET WHOLE
READ MEDICATION GUIDE BEFORE USING.
Intermezzo®
1.75 mg
1 Sublingual Tablet
Intermezzo®
3.5 mg
1 Sublingual Tablet

Transcept PHARMACEUTICALS, INC.

Intermezzo unit dose bedside packaging
Intermezzo unit dose bedside packaging

“Intermezzo is to be taken in bed when a patient wakes in the middle of the night and has difficulty returning to sleep. Intermezzo should only be taken if the patient has at least 4 hours of bedtime remaining before the planned time of waking.”

Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Middle of the night (MOTN) awakening:
a major unmet medical need in the insomnia category
Large U.S. insomnia market
– 79 million new and refill prescriptions (1)
Insomnia is an under-treated condition
(2)
– 11 million patients receive Rx (3)
– 4x to 6x more are not diagnosed or treated by a physician (2,3)
MOTN awakening: the most common insomnia symptom
(4)
– 35% of Americans suffer from MOTN awakenings at least 3x / week (4)
– >90% report awakenings persist more than six months;
50% report awakenings persist more than five years (5)

(1) IMS Oct 2010 to Sep 2011; (2) Institute of Medicine - Sleep disorders and sleep deprivation Apr. 2006; (3) BluePrint Research Group; (4) Ohayon,
Nocturnal awakenings and comorbid disorders in the American general population. J of Psych Research (2009); (5) Ohayon, Difficulty
in resuming or inability to resume sleep and the links to daytime impairment, J of Psych Research (2009).

Commonly prescribed sleep aids are indicated
only for bedtime use
Commonly prescribed sleep aids are indicated
only for bedtime use
MOTN awakenings typically do not occur every night
7-8 hr sleep aids (Ambien
®
, Ambien CR
®
, Lunesta
®
) require
bedtime prophylactic dosing to prevent awakenings
An ideal therapeutic would:
– Be used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Return patients to sleep rapidly
– Be effective despite the low dose necessary to avoid next day residual effects when used in the middle of the night

Intermezzo: the first and only sleep aid approved for
middle-of-the night dosing
Intermezzo: the first and only sleep aid approved for
middle-of-the night dosing
Novel zolpidem formulation
– Sublingual tablet
– Bicarbonate-carbonate buffers
Approved dose
– 1.75 mg in women & patients > 65 years
– 3.5 mg in men < 65 years
Rapidly absorbed in both men and women
Effective vs. placebo in sleep laboratory & outpatient studies
Instructions to patients
– Take Intermezzo “while in bed”
– “When you wake up in the morning, be sure that at least 4 hours have passed since you have taken Intermezzo
and you feel fully awake before driving. Do
not do dangerous activities until you know how Intermezzo
affects you.”

Purdue commercialization agreement:
key Transcept benefits
Purdue commercialization agreement:
key Transcept benefits
Base royalty: mid-teens up to mid 20% level on net sales
Milestone payments
– Received: $25M up front + $20M for IP-related milestones
– Potential: Up to an additional $70M related to net sales targets
Co-promote option: foundation for a commercial future
– Option to exercise co-promote extends through August 2015
– After option exercise, Transcept must wait 8 to 15 months to begin promotion, depending on when in the calendar year the exercise is made
– Co-promote royalty
• Ranges from 40% (if option had been exercised by Apr 2012) to
22% (if option is exercised in Aug 2015) of psychiatrist  net  sales
• Net sales qualifying for this additional co-promote royalty is capped at 15% of total Intermezzo annual net U.S. sales

0
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1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39
Week post-launch
Intermezzo
Thanksgiving holiday week
Intermezzo weekly TRx as of 12/21/12

Purdue DTC campaign launch January 2013 Purdue DTC campaign launch January 2013 11

NBC

TNT

CNN

lifetime

A&E

The Weather Channel

Hallmark CHANNEL

Bravo

E! EVERYTHING ENTERTAINMENT

abc

ABC

TLC

food network

Discovery CHANNEL

COOKING CHANNEL

CBS

tbs

usa network

amc

OWN OPRAH WINFREY NETWORK

Transcept PHARMACEUTICALS, INC.

Intermezzo ad placement on leading TV networks Intermezzo ad placement on leading TV networks

$29 M six-month DTC advertising campaign
– Purdue contribution $19M; Transcept contribution $10M
– Television ads to commence January 2013
New sales force commitment with 600+ reps
– Purdue analgesic sales force of 525 sales
representatives will present Intermezzo
– Dedicated Intermezzo contract sales force of 90 sales
representatives to continue to call on top prescribers of
prescription sleep aids
DTC launch and broadened Intermezzo
commercialization effort
DTC launch and broadened Intermezzo
commercialization effort

Intermezzo: intellectual property Intermezzo: intellectual property

Four Intermezzo U.S. patents issued
Four Intermezzo U.S. patents issued

Methods for Treating Middle of- the Night Insomnia 8,242,131 2029
Compositions for Delivering Hypnotic Agents across
the Oral Mucosa and Methods of Use thereof
7,682,628 2025
-
-
U.S. patent title Patent no. Expiration
Compositions for Treating Insomnia 8,252,809 2025
Compositions for Delivering Hypnotic Agents across
the Oral Mucosa and Methods of Use thereof
7,658,945 2027

Financial overview Financial overview

Financial position
(1)
Financial position
(1)
December 31, 2012
Cash, equivalents & investments:        ~$85 M
(2)
Shares outstanding 19 M
Options / warrants / other: 3 M
Total: 22 M
Employees: 21
(3)
(1)
All numbers are unaudited.
(2)
Net of $10M Intermezzo DTC investment.
(3)
On Jan 4, 2013, Transcept announced a reduction in force of 8 employees to be implemented throughout the first quarter of 2013.

Intermezzo launched April 2012
– First approval for middle of the night awakening
– Large potential market
– Significant royalty and co-promote opportunities
– 600+ sales reps
– DTC launch Jan 2013
Strong balance sheet
Key investment highlights
Key investment highlights

Intermezzo
®
is a registered trademark of Purdue Pharmaceuticals L.P.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.